Exhibit 99.2
Quarterly Financial Supplement
Fourth Quarter 2025
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Axel André
Chesterfield, Missouri 63017 U.S.A.		Executive Vice President,
Chief Financial Officer
Phone: (636) 736-7000
e-mail: Axel.Andre@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company	AA-	A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
4th Quarter 2025

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current vs.	Year-to-Date
(USD millions, except in force and per share and shares data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change

Net premiums	$4,780	$4,280	$4,151	$4,019	$4,156	$624	$17,230	$17,843	$(613)
Net income available to RGA’s shareholders	463	253	180	286	148	315	1,182	717	465
Adjusted operating income	515	310	315	378	334	181	1,518	1,342	176
Adjusted operating income excluding notable items (1)	515	424	315	378	334	181	1,632	1,510	122
Return on equity	9.7%	7.4%	7.0%	7.5%	7.1%	2.6%
Adjusted operating return on equity (excluding AOCI)	14.7%	13.2%	12.7%	13.4%	13.8%	0.9%
Adjusted operating return on equity (excluding AOCI and notable items (1))	15.7%	14.2%	14.3%	15.0%	15.4%	0.3%
Adjusted operating return on equity (excluding AOCI and B36 items)	14.6%	13.1%	12.6%	13.3%	13.7%	0.9%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$7.07	$3.85	$2.72	$4.33	$2.26	$4.81	$17.94	$10.90	$7.04
Adjusted operating income	$7.85	$4.71	$4.76	$5.73	$5.07	$2.78	$23.04	$20.39	$2.65
Adjusted operating income excluding notable items (1)	$7.85	$6.43	$4.76	$5.73	$5.07	$2.78	$24.76	$22.94	$1.82
Diluted earnings per share
Net income	$6.97	$3.81	$2.70	$4.27	$2.22	$4.75	$17.69	$10.73	$6.96
Adjusted operating income	$7.75	$4.66	$4.72	$5.66	$4.99	$2.76	$22.72	$20.06	$2.66
Adjusted operating income excluding notable items (1)	$7.75	$6.37	$4.72	$5.66	$4.99	$2.76	$24.42	$22.57	$1.85
Weighted average common shares outstanding
Basic	65,556	65,867	66,088	66,008	65,867	(311)	65,878	65,816	62
Diluted	66,428	66,508	66,731	66,861	66,982	(554)	66,811	66,880	(69)

Book value per share	$205.63	$197.52	$182.37	$172.53	$164.19	$41.44	$205.63	$164.19	$41.44
Book value per share, excluding AOCI	$164.66	$158.67	$155.87	$153.80	$151.31	$13.35	$164.66	$151.31	$13.35
Book value per share, excluding AOCI and B36	$165.50	$159.83	$156.63	$154.60	$151.97	$13.53	$165.50	$151.97	$13.53

Shareholders’ dividends paid	$61	$61	$59	$59	$59	$2	$240	$229	$11
Share buybacks	50	75	—	—	—	50	125	—	125
Total returned to shareholders	$111	$136	$59	$59	$59	$52	$365	$229	$136

Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	19,847	19,602	19,219	19,225	19,439	408	19,847	19,439	408
Common shares outstanding	65,464	65,709	66,092	66,086	65,872	(408)	65,464	65,872	(408)

Assumed life reinsurance in force (in billions)	$4,334.6	$4,320.8	$4,091.3	$3,950.9	$3,878.7	$455.9
Assumed new business production (in billions)	$149.9	$341.0	$110.9	$131.7	$102.3	$47.6	$733.5	$505.4	$228.1

(1) Excludes the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$4,780	$4,280	$4,151	$4,019	$4,156	$624	$17,230	$17,843	$(613)
Net investment income	1,691	1,475	1,408	1,232	1,185	506	5,806	4,416	1,390
Investment related gains (losses), net	(135)	13	(44)	(79)	(247)	112	(245)	(745)	500
Other revenue	299	436	84	88	147	152	907	593	314
Total revenues	6,635	6,204	5,599	5,260	5,241	1,394	23,698	22,107	1,591
Benefits and expenses:
Adjusted claims and other policy benefits	4,772	4,356	4,045	3,822	3,943	829	16,995	16,903	92
Future policy benefits remeasurement (gains) losses	(97)	85	68	(56)	(69)	(28)	—	(32)	32
Market risk benefits remeasurement (gains) losses	(3)	(1)	(17)	29	(32)	29	8	(44)	52
Adjusted interest credited	475	547	314	299	292	183	1,635	1,087	548
Policy acquisition costs and other insurance expenses	500	471	433	417	411	89	1,821	1,641	180
Other operating expenses	380	328	325	300	385	(5)	1,333	1,268	65
Interest expense	98	98	90	80	86	12	366	304	62
Total benefits and expenses	6,125	5,884	5,258	4,891	5,016	1,109	22,158	21,127	1,031
Income before income taxes	510	320	341	369	225	285	1,540	980	560
Provision for income taxes	45	65	160	81	75	(30)	351	256	95
Net income	465	255	181	288	150	315	1,189	724	465
Net income attributable to noncontrolling interest	2	2	1	2	2	—	7	7	—
Net income available to RGA’s shareholders	$463	$253	$180	$286	$148	$315	$1,182	$717	$465
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$510	$320	$341	$369	$225	$285	$1,540	$980	$560
Investment and derivative (gains) losses (1)	197	(1)	77	71	380	(183)	344	897	(553)
Market risk benefits remeasurement (gains) losses	(3)	(1)	(17)	29	(32)	29	8	(44)	52
Change in fair value of funds withheld embedded derivatives (1)	(27)	33	(3)	11	(125)	98	14	(116)	130
Funds withheld (gains) losses - investment income	(2)	19	(2)	—	6	(8)	15	3	12
Derivatives - interest credited	2	1	2	10	(3)	5	15	15	—
Investment (income) loss on unit-linked variable annuities	(1)	1	—	—	2	(3)	—	3	(3)
Interest credited on unit-linked variable annuities	1	(1)	—	—	(2)	3	—	(3)	3
Interest expense on uncertain tax positions	—	—	—	—	1	(1)	—	1	(1)
Other (2)	(1)	14	23	(5)	(21)	20	31	16	15
Adjusted operating income before income taxes	676	385	421	485	431	245	1,967	1,752	215
Notable items (3)	—	149	—	—	—	—	149	194	(45)
Adjusted operating income before income taxes excluding notable items	$676	$534	$421	$485	$431	$245	$2,116	$1,946	$170

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$463	$253	$180	$286	$148	$315	$1,182	$717	$465
Investment and derivative (gains) losses (1)	155	(2)	64	53	300	(145)	270	706	(436)
Market risk benefits remeasurement (gains) losses	(3)	—	(14)	23	(26)	23	6	(35)	41
Change in fair value of funds withheld embedded derivatives (1)	(21)	26	(3)	9	(99)	78	11	(92)	103
Funds withheld (gains) losses - investment income	(1)	15	(2)	—	4	(5)	12	2	10
Derivatives - interest credited	2	1	1	8	(2)	4	12	12	—
Investment (income) loss on unit-linked variable annuities	(1)	1	—	—	1	(2)	—	2	(2)
Interest credited on unit-linked variable annuities	1	(1)	—	—	(1)	2	—	(2)	2
Interest expense on uncertain tax positions	—	—	—	—	1	(1)	—	1	(1)
Other (2)	(1)	11	18	(4)	(16)	15	24	13	11
Uncertain tax positions and other tax related items	(81)	4	70	1	22	(103)	(6)	11	(17)
Net income attributable to noncontrolling interest	2	2	1	2	2	—	7	7	—
Adjusted operating income	515	310	315	378	334	181	1,518	1,342	176
Notable items (3)	—	114	—	—	—	—	114	168	(54)
Adjusted operating income excluding notable items	$515	$424	$315	$378	$334	$181	$1,632	$1,510	$122

Diluted earnings per share - adjusted operating income	$7.75	$4.66	$4.72	$5.66	$4.99	$2.76	$22.72	$20.06	$2.66
Diluted earnings per share - adjusted operating income excluding notable items	$7.75	$6.37	$4.72	$5.66	$4.99	$2.76	$24.42	$22.57	$1.85

Foreign currency effect on (4):
Net premiums	$42	$29	$45	$(60)	$(15)	$57	$56	$(59)	$115
Adjusted operating income before income taxes	$8	$3	$9	$(8)	$8	$—	$12	$5	$7

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.
(4) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2025	2025	2025	2025	2024
Assets
Fixed maturity securities available-for-sale, at fair value	$101,769	$99,573	$86,043	$84,507	$77,617
Equity securities	311	161	155	153	155
Mortgage loans	11,104	10,507	10,057	9,331	8,839
Policy loans	3,541	3,570	1,294	1,284	1,321
Funds withheld at interest	8,149	8,268	7,115	5,328	5,436
Limited partnerships and real estate joint ventures	3,747	3,648	3,338	3,228	3,067
Short-term investments	346	381	502	454	363
Other invested assets	1,514	1,496	1,397	1,295	1,242
Total investments	130,481	127,604	109,901	105,580	98,040
Cash and cash equivalents	4,168	4,625	5,416	5,151	3,326
Accrued investment income	1,296	1,275	1,089	1,059	986
Premiums receivable and other reinsurance balances	4,475	4,035	4,202	3,749	3,898
Reinsurance ceded receivables and other	7,175	5,758	5,386	5,420	5,531
Deferred policy acquisition costs and other	6,079	5,954	5,823	5,649	5,543
Other assets	2,916	2,752	1,662	1,602	1,351
Total assets	$156,590	$152,003	$133,479	$128,210	$118,675
Liabilities and equity
Future policy benefits	$66,425	$66,389	$63,531	$59,836	$53,368
Interest-sensitive contract liabilities	52,095	49,634	37,158	36,614	35,095
Market risk benefits, at fair value	234	238	233	243	223
Other policy claims and benefits	3,011	3,032	3,016	2,870	2,693
Other reinsurance balances	1,888	1,600	1,353	1,291	1,316
Income taxes	2,998	2,591	2,454	2,250	2,199
Funds withheld payable	6,805	5,277	4,816	4,889	5,017
Other liabilities	3,873	4,440	3,041	2,991	2,816
Long-term debt	5,710	5,734	5,734	5,734	5,042
Total liabilities	143,039	138,935	121,336	116,718	107,769
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,640	2,628	2,624	2,608	2,600
Retained earnings	10,151	9,757	9,563	9,443	9,255
Treasury stock	(2,013)	(1,960)	(1,887)	(1,888)	(1,889)
Accumulated other comprehensive income, net of income taxes (AOCI):
Accumulated currency translation adjustment	121	83	130	(8)	(19)
Unrealized (depreciation) appreciation of securities	(4,807)	(4,199)	(4,897)	(4,443)	(4,526)
Effect of updating discount rates on future policy benefits	7,372	6,682	6,533	5,702	5,412
Change instrument-specific credit risk for market risk benefits	2	1	3	6	2
Pension and postretirement benefits	(6)	(15)	(17)	(19)	(20)
Total RGA, Inc. shareholders’ equity	13,461	12,978	12,053	11,402	10,816
Noncontrolling interest	90	90	90	90	90
Total equity	13,551	13,068	12,143	11,492	10,906
Total liabilities and equity	$156,590	$152,003	$133,479	$128,210	$118,675
Total RGA, Inc. shareholders’ equity, excluding AOCI	$10,779	$10,426	$10,301	$10,164	$9,967

See appendix for reconciliation of total shareholders’ equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$2,104	$1,883	$2,019	$1,921	$2,046	$58	$7,927	$7,500	$427
Net investment income	299	282	285	268	247	52	1,134	881	253
Investment related gains (losses), net	5	14	12	(6)	—	5	25	—	25
Other revenue	17	11	4	8	14	3	40	48	(8)
Total revenues	2,425	2,190	2,320	2,191	2,307	118	9,126	8,429	697

Benefits and expenses:
Adjusted claims and other policy benefits	1,945	1,769	1,922	1,773	1,886	59	7,409	6,846	563
Future policy benefits remeasurement (gains) losses	(69)	(46)	74	(25)	(68)	(1)	(66)	(109)	43
Adjusted interest credited	48	61	37	29	36	12	175	119	56
Policy acquisition costs and other insurance expenses	209	209	223	219	225	(16)	860	809	51
Other operating expenses	70	61	60	55	77	(7)	246	239	7
Total benefits and expenses	2,203	2,054	2,316	2,051	2,156	47	8,624	7,904	720

Adjusted operating income before income taxes	222	136	4	140	151	71	502	525	(23)
Notable items (1)	—	(39)	—	—	—	—	(39)	53	(92)
Adjusted operating income excluding notable items, before income taxes	$222	$97	$4	$140	$151	$71	$463	$578	$(115)

Loss and expense ratios:
Loss ratio (2)	89.2%	91.5%	98.9%	91.0%	88.9%	0.3%	92.6%	89.8%	2.8%
Policy acquisition costs and other insurance expenses	9.9%	11.1%	11.0%	11.4%	11.0%	(1.1)%	10.8%	10.8%	—%
Other operating expenses	3.3%	3.2%	3.0%	2.9%	3.8%	(0.5)%	3.1%	3.2%	(0.1)%

Foreign currency effect on (3):
Net premiums	$3	$1	$(4)	$(7)	$(5)	$8	$(7)	$(5)	$(2)
Adjusted operating income (loss) before income taxes	$—	$—	$1	$(2)	$—	$—	$(1)	$(1)	$—

Assumed Life Reinsurance In Force (in billions)	$1,893.4	$1,860.7	$1,854.7	$1,840.6	$1,837.1	$56.3
Assumed New Business Production (in billions)	$75.3	$52.8	$46.0	$36.3	$41.0	$34.3	$210.4	$267.9	$(57.5)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$443	$227	$(5)	$109	$156	$287	$774	$2,986	$(2,212)
Net investment income	561	476	371	337	323	238	1,745	1,280	465
Investment related gains (losses), net	12	16	—	—	—	12	28	—	28
Other revenue	204	351	53	50	52	152	658	226	432
Total revenues	1,220	1,070	419	496	531	689	3,205	4,492	(1,287)

Benefits and expenses:
Adjusted claims and other policy benefits	709	511	76	200	210	499	1,496	3,187	(1,691)
Future policy benefits remeasurement (gains) losses	4	2	(1)	(2)	(10)	14	3	1	2
Adjusted interest credited	241	324	130	123	127	114	818	519	299
Policy acquisition costs and other insurance expenses	133	111	93	84	102	31	421	374	47
Other operating expenses	30	22	24	24	26	4	100	85	15
Total benefits and expenses	1,117	970	322	429	455	662	2,838	4,166	(1,328)

Adjusted operating income before income taxes	103	100	97	67	76	27	367	326	41
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$103	$100	$97	$67	$76	$27	$367	$326	$41

Assumed Life Reinsurance In Force (in billions)	$204.7	$207.7	$9.4	$9.5	$9.7	$195.0
Assumed New Business Production (in billions)	$—	$204.1	$—	$—	$—	$—	$204.1	$—	$204.1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

(USD millions, shown net of reinsurance ceded)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2025	2025	2025	2025	2024
Policyholder account balances

Fixed annuities (deferred)	$10,868	$10,569	$10,473	$10,299	$9,691
Equity-indexed annuities	$1,587	$1,668	$1,748	$1,838	$1,927
Bank-owned life insurance (BOLI) and universal life	$11,118	$11,130	$1,997	$2,011	$2,019
Other policyholder account balances	$36	$45	$45	$46	$34

Variable annuities account balances
No riders	$614	$598	$605	$593	$610
GMDB only	834	781	784	800	848
GMIB only	18	17	17	17	18
GMAB only	1	1	1	2	2
GMWB only	802	802	802	769	818
GMDB / WB	147	149	149	145	152
Other	14	13	13	13	13
Total variable annuities account balances	$2,430	$2,361	$2,371	$2,339	$2,461

Variable universal life account value	$14,262	$14,132	$—	$—	$—

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$3,406	$2,781	$1,265	$1,257	$654

Future policy benefits (at original discount rate) associated with:
Payout annuities	$7,051	$8,266	$8,734	$8,840	$6,781
Other future policy benefits	$672	$684	$—	$—	$—
Variable universal life account value	$54	$62	$62	$61	$50

Liability for market risk benefits:

Equity-indexed annuities	$180	$181	$173	$170	$163
Variable annuities (liability)	$54	$57	$60	$73	$60
Variable annuities (asset)	$19	$19	$17	$13	$17

Net interest spread (1)	1.8%	1.2%	1.2%	0.8%	1.3%
(1) Net interest spread for Asset-Intensive is calculated as net investment income less Adjusted interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$347	$326	$339	$319	$333	$14	$1,331	$1,291	$40
Net investment income	69	69	66	65	64	5	269	257	12
Investment related gains, net	1	2	—	1	—	1	4	3	1
Other revenue	—	1	1	(1)	—	—	1	6	(5)
Total revenues	417	398	406	384	397	20	1,605	1,557	48

Benefits and expenses:
Adjusted claims and other policy benefits	306	307	318	295	311	(5)	1,226	1,194	32
Future policy benefits remeasurement (gains) losses	(2)	(8)	2	3	(5)	3	(5)	(11)	6
Adjusted interest credited	—	1	—	—	—	—	1	1	—
Policy acquisition costs and other insurance expenses	44	43	43	41	45	(1)	171	186	(15)
Other operating expenses	15	12	15	13	14	1	55	53	2
Total benefits and expenses	363	355	378	352	365	(2)	1,448	1,423	25

Adjusted operating income before income taxes	54	43	28	32	32	22	157	134	23
Notable items (1)	—	(9)	—	—	—	—	(9)	(5)	(4)
Adjusted operating income excluding notable items, before income taxes	$54	$34	$28	$32	$32	$22	$148	$129	$19

Loss and expense ratios:
Loss ratio (2)	87.6%	91.7%	94.4%	93.4%	91.9%	(4.3)%	91.7%	91.6%	0.1%
Policy acquisition costs and other insurance expenses	12.7%	13.2%	12.7%	12.9%	13.5%	(0.8)%	12.8%	14.4%	(1.6)%
Other operating expenses	4.3%	3.7%	4.4%	4.1%	4.2%	0.1%	4.1%	4.1%	—%

Foreign currency effect on (3):
Net premiums	$1	$(3)	$(4)	$(20)	$(10)	$11	$(26)	$(20)	$(6)
Adjusted operating income before income taxes	$—	$—	$(1)	$(2)	$(1)	$1	$(3)	$(2)	$(1)

Assumed Life Reinsurance In Force (in billions)	$521.5	$507.9	$512.4	$478.6	$474.2	$47.3
Assumed New Business Production (in billions)	$12.8	$13.5	$13.1	$13.2	$12.3	$0.5	$52.6	$48.0	$4.6

Creditor reinsurance net premiums	$15	$16	$18	$19	$18	$(3)	$68	$71	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$45	$46	$45	$52	$46	$(1)	$188	$166	$22
Net investment income	61	58	58	51	51	10	228	147	81
Investment related gains, net	2	(1)	—	—	1	1	1	1	—
Other revenue	1	3	5	4	5	(4)	13	17	(4)
Total revenues	109	106	108	107	103	6	430	331	99

Benefits and expenses:
Adjusted claims and other policy benefits	92	92	93	91	109	(17)	368	307	61
Future policy benefits remeasurement gains	3	—	—	—	—	3	3	—	3
Policy acquisition costs and other insurance expenses	4	5	4	5	(17)	21	18	(7)	25
Other operating expenses	—	2	2	—	3	(3)	4	5	(1)
Total benefits and expenses	99	99	99	96	95	4	393	305	88

Adjusted operating income before income taxes	10	7	9	11	8	2	37	26	11
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$10	$7	$9	$11	$8	$2	$37	$26	$11

Foreign currency effect on (3):
Net premiums	$1	$(1)	$(1)	$(3)	$(1)	$2	$(4)	$(3)	$(1)
Adjusted operating income before income taxes	$—	$—	$—	$(1)	$—	$—	$(1)	$(1)	$—

Assumed Life Reinsurance In Force (in billions)	$6.2	$6.2	$6.3	$6.0	$6.0	$0.2
Assumed New Business Production (in billions)	$—	$—	$—	$—	$—	$—	$—	$8.3	$(8.3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations include longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$583	$562	$573	$540	$488	$95	$2,258	$2,002	$256
Net investment income	37	30	32	30	28	9	129	112	17
Other revenue	—	5	3	2	10	(10)	10	11	(1)
Total revenues	620	597	608	572	526	94	2,397	2,125	272

Benefits and expenses:
Adjusted claims and other policy benefits	542	516	533	483	445	97	2,074	1,805	269
Future policy benefits remeasurement (gains) losses	(10)	216	6	(8)	12	(22)	204	48	156
Policy acquisition costs and other insurance expenses	37	30	24	20	21	16	111	109	2
Other operating expenses	33	27	27	27	37	(4)	114	133	(19)
Total benefits and expenses	602	789	590	522	515	87	2,503	2,095	408

Adjusted operating income (loss) before income taxes	18	(192)	18	50	11	7	(106)	30	(136)
Notable items (1)	—	222	—	—	—	—	222	40	182
Adjusted operating income (loss) excluding notable items, before income taxes	$18	$30	$18	$50	$11	$7	$116	$70	$46

Loss and expense ratios:
Loss ratio (2)	91.3%	130.2%	94.1%	88.0%	93.6%	(2.3)%	100.9%	92.6%	8.3%
Policy acquisition costs and other insurance expenses	6.3%	5.3%	4.2%	3.7%	4.3%	2.0%	4.9%	5.4%	(0.5)%
Other operating expenses	5.7%	4.8%	4.7%	5.0%	7.6%	(1.9)%	5.0%	6.6%	(1.6)%

Foreign currency effect on (3):
Net premiums	$26	$18	$24	$(3)	$8	$18	$65	$28	$37
Adjusted operating income (loss) before income taxes	$1	$(7)	$1	$1	$2	$(1)	$(4)	$1	$(5)

Critical illness net premiums	$38	$33	$36	$32	$33	$5	$139	$136	$3

Assumed Life Reinsurance In Force (in billions)	$1,113.1	$1,125.7	$1,117.7	$1,036.7	$970.4	$142.7
Assumed New Business Production (in billions)	$38.6	$35.7	$34.1	$63.4	$30.5	$8.1	$171.8	$119.5	$52.3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$263	$260	$247	$189	$187	$76	$959	$660	$299
Net investment income	135	106	109	85	87	48	435	319	116
Investment related gains (losses), net	(1)	—	4	(1)	(1)	—	2	—	2
Other revenue	14	21	7	9	12	2	51	34	17
Total revenues	411	387	367	282	285	126	1,447	1,013	434

Benefits and expenses:
Adjusted claims and other policy benefits	249	253	224	167	159	90	893	562	331
Future policy benefits remeasurement (gains) losses	6	(37)	(3)	(3)	(1)	7	(37)	3	(40)
Adjusted interest credited	6	7	7	6	9	(3)	26	30	(4)
Policy acquisition costs and other insurance expenses	3	3	2	1	2	1	9	8	1
Other operating expenses	24	21	21	21	20	4	87	65	22
Total benefits and expenses	288	247	251	192	189	99	978	668	310

Adjusted operating income before income taxes	123	140	116	90	96	27	469	345	124
Notable items (2)	—	(24)	—	—	—	—	(24)	2	(26)
Adjusted operating income excluding notable items, before income taxes	$123	$116	$116	$90	$96	$27	$445	$347	$98

Foreign currency effect on (3):
Net premiums	$12	$10	$14	$(2)	$4	$8	$34	$14	$20
Adjusted operating income before income taxes	$6	$5	$5	$—	$1	$5	$16	$6	$10

Assumed Life Reinsurance In Force (in billions)	$17.8	$18.8	$—	$—	$—	$17.8
Assumed New Business Production (in billions)	$—	$18.8	$—	$—	$—	$—	$18.8	$—	$18.8

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations include longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$862	$880	$816	$777	$834	$28	$3,335	$3,014	$321
Net investment income	76	73	72	71	66	10	292	257	35
Investment related gains (losses), net	1	—	1	(1)	(1)	2	1	1	—
Other revenue	7	3	—	3	10	(3)	13	25	(12)
Total revenues	946	956	889	850	909	37	3,641	3,297	344

Benefits and expenses:
Adjusted claims and other policy benefits	750	761	701	671	733	17	2,883	2,582	301
Future policy benefits remeasurement (gains) losses	(26)	(41)	(8)	(18)	9	(35)	(93)	34	(127)
Policy acquisition costs and other insurance expenses	39	43	35	39	37	2	156	168	(12)
Other operating expenses	66	55	57	52	67	(1)	230	231	(1)
Total benefits and expenses	829	818	785	744	846	(17)	3,176	3,015	161

Adjusted operating income before income taxes	117	138	104	106	63	54	465	282	183
Notable items (1)	—	(1)	—	—	—	—	(1)	95	(96)
Adjusted operating income excluding notable items, before income taxes	$117	$137	$104	$106	$63	$54	$464	$377	$87

Loss and expense ratios:
Loss ratio (2)	84.0%	81.8%	84.9%	84.0%	89.0%	(5.0)%	83.7%	86.8%	(3.1)%
Policy acquisition costs and other insurance expenses	4.5%	4.9%	4.3%	5.0%	4.4%	0.1%	4.7%	5.6%	(0.9)%
Other operating expenses	7.7%	6.3%	7.0%	6.7%	8.0%	(0.3)%	6.9%	7.7%	(0.8)%

Foreign currency effect on (3):
Net premiums	$1	$3	$9	$(23)	$(9)	$10	$(10)	$(59)	$49
Adjusted operating income before income taxes	$1	$6	$2	$(2)	$1	$—	$7	$1	$6

Critical illness net premiums	$435	$414	$424	$398	$405	$30	$1,671	$1,529	$142

Assumed Life Reinsurance In Force (in billions)	$552.5	$546.1	$568.7	$561.1	$567.6	$(15.1)
Assumed New Business Production (in billions)	$21.5	$12.7	$14.5	$14.3	$18.5	$3.0	$63.0	$60.7	$2.3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$133	$96	$117	$112	$66	$67	$458	$224	$234
Net investment income	288	250	247	196	189	99	981	656	325
Investment related gains, net	12	13	10	7	6	6	42	20	22
Other revenue	12	6	—	6	6	6	24	57	(33)
Total revenues	445	365	374	321	267	178	1,505	957	548

Benefits and expenses:
Adjusted claims and other policy benefits	175	135	158	145	97	78	613	308	305
Future policy benefits remeasurement (gains) losses	(3)	(1)	(2)	(3)	(6)	3	(9)	2	(11)
Adjusted interest credited	130	107	93	84	81	49	414	256	158
Policy acquisition costs and other insurance expenses	44	42	36	27	20	24	149	102	47
Other operating expenses	12	11	12	9	10	2	44	34	10
Total benefits and expenses	358	294	297	262	202	156	1,211	702	509

Adjusted operating income before income taxes	87	71	77	59	65	22	294	255	39
Notable items (2)	—	—	—	—	—	—	—	9	(9)
Adjusted operating income excluding notable items, before income taxes	$87	$71	$77	$59	$65	$22	$294	$264	$30

Foreign currency effect on (3):
Net premiums	$(2)	$1	$7	$(2)	$(2)	$—	$4	$(14)	$18
Adjusted operating income before income taxes	$—	$—	$2	$(1)	$6	$(6)	$1	$1	$—

Assumed Life Reinsurance In Force (in billions)	$25.4	$24.9	$22.1	$18.4	$13.7	$11.7
Assumed New Business Production (in billions)	$1.7	$3.4	$3.2	$4.5	$—	$1.7	$12.8	$1.0	$11.8

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations include asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Revenues:
Net investment income	$162	$151	$166	$129	$138	$24	$608	$513	$95
Investment related gains, net	3	1	3	3	3	—	10	11	(1)
Other revenue	29	29	18	5	23	6	81	63	18
Total revenues	194	181	187	137	164	30	699	587	112

Benefits and expenses:
Adjusted interest credited	47	47	45	47	44	3	186	150	36
Policy acquisition costs and other insurance income	(13)	(15)	(19)	(19)	(24)	11	(66)	(108)	42
Other operating expenses	120	109	103	99	130	(10)	431	413	18
Interest expense	98	98	90	80	85	13	366	303	63
Total benefits and expenses	252	239	219	207	235	17	917	758	159

Adjusted operating loss before income taxes	(58)	(58)	(32)	(70)	(71)	13	(218)	(171)	(47)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(58)	$(58)	$(32)	$(70)	$(71)	$13	$(218)	$(171)	$(47)

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$—	$(1)	$(1)	$(1)	$(1)	$1	$(3)	$—	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
U.S. and Latin America:
Traditional	$222	$136	$4	$140	$151	$71	$502	$525	$(23)
Financial Solutions	103	100	97	67	76	27	367	326	41
Total U.S. and Latin America	325	236	101	207	227	98	869	851	18
Canada:
Traditional	54	43	28	32	32	22	157	134	23
Financial Solutions	10	7	9	11	8	2	37	26	11
Total Canada	64	50	37	43	40	24	194	160	34
Europe, Middle East and Africa:
Traditional	18	(192)	18	50	11	7	(106)	30	(136)
Financial Solutions	123	140	116	90	96	27	469	345	124
Total Europe, Middle East and Africa	141	(52)	134	140	107	34	363	375	(12)
Asia Pacific:
Traditional	117	138	104	106	63	54	465	282	183
Financial Solutions	87	71	77	59	65	22	294	255	39
Total Asia Pacific	204	209	181	165	128	76	759	537	222
Corporate and Other	(58)	(58)	(32)	(70)	(71)	13	(218)	(171)	(47)
Consolidated adjusted operating income before income taxes	676	385	421	485	431	245	1,967	1,752	215
Notable items (1)	—	149	—	—	—	—	149	194	(45)
Consolidated adjusted operating income excluding notable items before income taxes	$676	$534	$421	$485	$431	$245	$2,116	$1,946	$170

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2025	2025	2025	2025	2024
Fixed maturity securities, available-for-sale (1)	$101,769	$99,573	$86,043	$84,507	$77,617
Equity securities	311	161	155	153	155
Mortgage loans	11,104	10,507	10,057	9,331	8,839
Policy loans	3,541	3,570	1,294	1,284	1,321
Funds withheld at interest	8,149	8,268	7,115	5,328	5,436
Limited partnerships and real estate joint ventures	3,747	3,648	3,338	3,228	3,067
Short-term investments	346	381	502	454	363
Other invested assets	1,514	1,496	1,397	1,295	1,242
Cash and cash equivalents	4,168	4,625	5,416	5,151	3,326
Total cash and invested assets	$134,649	$132,229	$115,317	$110,731	$101,366

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies (“Japanese government”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supranational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Average invested assets at amortized cost (1)	$49,080	$47,662	$45,664	$44,016	$40,803	$8,277	$45,645	$38,535	$7,110
Net investment income (1)	$630	$553	$595	$502	$484	$146	$2,280	$1,856	$424
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	5.23%	4.73%	5.31%	4.64%	4.83%	40 bps	4.99%	4.82%	17 bps
Variable investment income (“VII”) (included in net investment income) (1)	$55	$—	$59	$(6)	$25	$30	$108	$89	$19
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.98%	4.92%	4.98%	4.90%	4.80%	18 bps	4.96%	4.82%	14 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	December 31, 2025
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$72,736	$189	$1,142	$3,952	$69,737	68.5%
Canadian government	4,920	—	286	106	5,100	5.1%
Japanese government	6,516	—	1	1,816	4,701	4.6%
Korean government	1,407	—	1	96	1,312	1.3%
ABS	7,478	21	69	157	7,369	7.2%
CMBS	2,179	—	35	52	2,162	2.1%
RMBS	1,615	—	26	72	1,569	1.5%
U.S. government	3,508	—	27	248	3,287	3.3%
State and political subdivisions	737	—	2	79	660	0.6%
Other foreign government	6,168	—	83	379	5,872	5.8%
Total fixed maturity securities	$107,264	$210	$1,672	$6,957	$101,769	100.0%

	December 31, 2024
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$54,705	$82	$642	$4,274	$50,991	65.7%
Canadian government	4,655	—	412	51	5,016	6.5%
Japanese government	5,319	—	1	875	4,445	5.7%
Korean government	837	—	14	5	846	1.1%
ABS	5,197	15	42	184	5,040	6.5%
CMBS	2,344	1	22	98	2,267	2.9%
RMBS	1,412	—	12	107	1,317	1.7%
U.S. government	2,734	—	11	281	2,464	3.2%
State and political subdivisions	789	—	3	99	693	0.9%
Other foreign government	4,915	—	42	419	4,538	5.8%
Total fixed maturity securities	$82,907	$98	$1,201	$6,393	$77,617	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	December 31, 2025				December 31, 2024
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$8,426	$8,352	12.0%	A-	$7,757	$7,485	14.7%	A-
Brokerage/asset managers/exchanges	1,835	1,738	2.5%	A-	1,482	1,360	2.7%	A-
Finance companies	1,132	1,114	1.6%	BBB+	530	501	1.0%	BBB
Insurance	6,319	5,899	8.5%	A-	4,992	4,497	8.8%	A-
REITs	2,025	1,934	2.7%	A-	1,737	1,613	3.2%	A-
Other finance	1,630	1,452	2.1%	A-	1,407	1,217	2.3%	A-
Total financial institutions	$21,367	$20,489	29.4%		$17,905	$16,673	32.7%
Industrials
Basic	$3,033	$2,899	4.2%	BBB	$2,097	$1,929	3.8%	BBB+
Capital goods	3,598	3,463	5.0%	BBB+	2,489	2,369	4.6%	BBB+
Communications	4,523	4,276	6.1%	BBB+	3,420	3,147	6.2%	BBB+
Consumer cyclical	4,116	3,987	5.7%	BBB+	3,300	3,099	6.1%	BBB+
Consumer noncyclical	8,880	8,501	12.2%	BBB+	6,177	5,714	11.2%	BBB+
Energy	6,282	6,179	8.9%	BBB+	4,060	3,906	7.7%	BBB+
Technology	3,202	3,013	4.3%	BBB+	2,124	1,937	3.8%	BBB+
Transportation	4,088	3,904	5.6%	A-	3,238	3,025	5.9%	A-
Other industrial	1,659	1,617	2.3%	BBB	1,362	1,350	2.6%	BBB
Total industrials	$39,381	$37,839	54.3%		$28,267	$26,476	51.9%
Utilities
Electric	$9,710	$9,279	13.3%	A-	$6,863	$6,336	12.4%	A-
Natural gas	1,639	1,544	2.2%	A-	1,177	1,078	2.2%	A-
Other utility	639	586	0.8%	BBB+	493	428	0.8%	BBB+
Total utilities	$11,988	$11,409	16.3%		$8,533	$7,842	15.4%
Total	$72,736	$69,737	100.0%	A-	$54,705	$50,991	100.0%	A-

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		December 31, 2025			September 30, 2025			June 30, 2025			March 31, 2025			December 31, 2024
NAIC Designation	Rating Agency Designation(1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$69,007	$64,571	63.4%	$67,158	$63,266	63.5%	$59,480	$55,147	64.1%	$58,522	$54,839	64.9%	$54,543	$50,822	65.5%
2	BBB	32,330	31,423	30.9%	31,446	30,627	30.8%	26,911	25,568	29.7%	26,347	24,946	29.5%	24,023	22,565	29.1%
3	BB	4,815	4,823	4.8%	4,753	4,719	4.7%	4,421	4,353	5.1%	3,880	3,849	4.6%	3,422	3,410	4.4%
4	B	714	632	0.6%	807	758	0.8%	802	793	0.9%	643	639	0.8%	636	577	0.7%
5	CCC	356	294	0.3%	267	184	0.2%	244	165	0.2%	287	216	0.2%	246	221	0.3%
6	In or near default	42	26	—%	30	19	—%	30	17	—%	30	18	—%	37	22	—%
	Total	$107,264	$101,769	100.0%	$104,461	$99,573	100.0%	$91,888	$86,043	100.0%	$89,709	$84,507	100.0%	$82,907	$77,617	100.0%

(1) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g., “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	December 31, 2025			September 30, 2025			June 30, 2025			March 31, 2025			December 31, 2024
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS
Collateralized loan obligations (“CLOs”)	$2,486	$2,481	22.4%	$2,711	$2,707	25.5%	$2,461	$2,455	25.6%	$2,262	$2,251	24.2%	$2,044	$2,044	23.7%
ABS, excluding CLOs	4,992	4,888	44.0%	4,290	4,165	39.3%	3,699	3,561	37.0%	3,404	3,269	35.2%	3,153	2,996	34.7%
Total ABS	7,478	7,369	66.4%	7,001	6,872	64.8%	6,160	6,016	62.6%	5,666	5,520	59.4%	5,197	5,040	58.4%
CMBS	2,179	2,162	19.5%	2,026	1,992	18.8%	2,129	2,076	21.6%	2,334	2,267	24.4%	2,344	2,267	26.3%
RMBS
Agency	359	324	2.9%	416	381	3.6%	377	337	3.5%	385	344	3.7%	394	344	4.0%
Non-agency	1,256	1,245	11.2%	1,377	1,359	12.8%	1,216	1,185	12.3%	1,186	1,158	12.5%	1,018	973	11.3%
Total RMBS	1,615	1,569	14.1%	1,793	1,740	16.4%	1,593	1,522	15.8%	1,571	1,502	16.2%	1,412	1,317	15.3%
Total	$11,272	$11,100	100.0%	$10,820	$10,604	100.0%	$9,882	$9,614	100.0%	$9,571	$9,289	100.0%	$8,953	$8,624	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2025
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$10,591	$255	$22,666	$3,635	$33,257	$3,890
Canadian government	1,096	34	426	72	1,522	106
Japanese government	1,274	209	3,351	1,607	4,625	1,816
Korean government	1,145	92	78	4	1,223	96
ABS	2,324	15	1,149	141	3,473	156
CMBS	—	—	705	50	705	50
RMBS	—	—	562	72	562	72
U.S. government	406	1	542	247	948	248
State and political subdivisions	73	1	451	78	524	79
Other foreign government	1,382	26	1,901	350	3,283	376
Total investment grade securities	$18,291	$633	$31,831	$6,256	$50,122	$6,889

Below investment grade securities:
Corporate	$652	$25	$258	$31	$910	$56
Korean government	—	—	—	—	—	—
ABS	19	1	—	—	19	1
Other foreign government	—	—	13	3	13	3
Total below investment grade securities	$671	$26	$271	$34	$942	$60
Total fixed maturity securities	$18,962	$659	$32,102	$6,290	$51,064	$6,949

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2024
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$14,741	$529	$18,851	$3,682	$33,592	$4,211
Canadian government	286	5	469	46	755	51
Japanese government	2,037	192	2,365	683	4,402	875
Korean government	6	1	77	3	83	4
ABS	940	19	1,730	159	2,670	178
CMBS	333	4	980	91	1,313	95
RMBS	354	7	593	100	947	107
U.S. government	792	15	656	266	1,448	281
State and political subdivisions	155	7	417	92	572	99
Other foreign government	1,402	41	1,739	341	3,141	382
Total investment grade securities	$21,046	$820	$27,877	$5,463	$48,923	$6,283

Below investment grade securities:
Corporate	$347	$7	$347	$50	$694	$57
Korean government	—	—	6	1	6	1
ABS	101	1	40	5	141	6
Other foreign government	—	—	124	37	124	37
Total below investment grade securities	$448	$8	$517	$93	$965	$101
Total fixed maturity securities	$21,494	$828	$28,394	$5,556	$49,888	$6,384

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(49)	$(28)	$(29)	$(6)	$23	$(72)	$(112)	$(22)	$(90)
Impairments on fixed maturity securities	—	(1)	(2)	—	—	—	(3)	(1)	(2)
Realized gains on investment activity	48	96	30	36	22	26	210	194	16
Realized losses on investment activity	(118)	(65)	(65)	(87)	(334)	216	(335)	(811)	476
Net gains (losses) on fixed maturity securities available-for-sale	(119)	2	(66)	(57)	(289)	170	(240)	(640)	400

Net gains (losses) on equity securities	1	5	3	(1)	(4)	5	8	1	7
Change in mortgage loan allowance for credit losses	(4)	(6)	(18)	4	(6)	2	(24)	(26)	2
Limited partnerships and real estate joint venture impairment losses	(19)	(1)	(16)	(5)	(15)	(4)	(41)	(23)	(18)
Change in fair value of certain limited partnership investments	(8)	9	6	(7)	21	(29)	—	39	(39)
Other change in allowance for credit losses and impairments	2	1	(3)	(1)	—	2	(1)	(4)	3
Other, net	8	4	(3)	1	19	(11)	10	21	(11)
Freestanding derivatives (1):
Interest rate swaps	(5)	1	(1)	6	(18)	13	1	(49)	50
Interest rate options	(1)	(2)	(1)	—	—	(1)	(4)	(6)	2
Total return swaps	(2)	16	6	(6)	(7)	5	14	(7)	21
Interest rate futures	—	—	—	—	—	—	—	2	(2)
Foreign currency swaps	7	6	(2)	(3)	14	(7)	8	29	(21)
Foreign currency swaps - hedged	—	—	—	—	—	—	—	(2)	2
Foreign currency forwards	(54)	(40)	40	22	(82)	28	(32)	(167)	135
Foreign currency options	(2)	(2)	(2)	(1)	(6)	4	(7)	(7)	—
Equity options	17	30	11	(6)	(1)	18	52	(5)	57
Equity futures	(3)	(13)	(21)	9	3	(6)	(28)	(28)	—
Credit default swaps	21	33	21	(18)	1	20	57	15	42
Credit default index swaps options	(1)	—	—	—	—	(1)	(1)	—	(1)
CPI swaps	—	3	(1)	(5)	(2)	2	(3)	(4)	1
Total freestanding derivatives	(23)	32	50	(2)	(98)	75	57	(229)	286
Embedded derivatives	27	(33)	3	(11)	125	(98)	(14)	116	(130)
Net gains (losses) on total derivatives	4	(1)	53	(13)	27	(23)	43	(113)	156

Total investment related gains (losses), net	$(135)	$13	$(44)	$(79)	$(247)	$112	$(245)	$(745)	$500

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
U.S. and Latin America Traditional
Income before income taxes	$201	$123	$29	$149	$153	$48	$502	$500	$2
Investment and derivative gains (1)	3	—	—	—	1	2	3	2	1
Funds withheld losses - investment income	—	—	—	—	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	18	13	(25)	(9)	(3)	21	(3)	24	(27)
Other	—	—	—	—	—	—	—	(1)	1
Adjusted operating income before income taxes	222	136	4	140	151	71	502	525	(23)
Notable items (2)	—	(39)	—	—	—	—	(39)	53	(92)
Adjusted operating income excluding notable items, before income taxes	$222	$97	$4	$140	$151	$71	$463	$578	$(115)

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$45	$37	$(17)	$34	$139	$(94)	$99	$193	$(94)
Market risk benefits remeasurement (gains) losses	(3)	(1)	(17)	29	(32)	29	8	(44)	52
Investment and derivative (gains) losses (1)	82	15	95	(17)	96	(14)	175	186	(11)
Change in fair value of funds withheld embedded derivatives (1)	(25)	38	22	20	(122)	97	55	(140)	195
Funds withheld (gains) losses - investment income	(2)	(2)	(3)	(1)	4	(6)	(8)	3	(11)
Derivatives - interest credited	2	1	5	5	(1)	3	13	17	(4)
Other (3)	4	12	12	(3)	(8)	12	25	111	(86)
Adjusted operating income before income taxes	103	100	97	67	76	27	367	326	41
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$103	$100	$97	$67	$76	$27	$367	$326	$41

Canada Traditional
Income before income taxes	$53	$41	$25	$32	$32	$21	$151	$135	$16
Investment and derivative (gains) losses (1)	1	—	—	—	—	1	1	—	1
Investment income - non-operating funds withheld at interest	—	2	1	—	1	(1)	3	1	2
Other	—	—	2	—	(1)	1	2	(2)	4
Adjusted operating income before income taxes	54	43	28	32	32	22	157	134	23
Notable items (2)	—	(9)	—	—	—	—	(9)	(5)	(4)
Adjusted operating income excluding notable items, before income taxes	$54	$34	$28	$32	$32	$22	$148	$129	$19

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change

Canada Financial Solutions
Income before income taxes	$11	$11	$9	$12	$17	$(6)	$43	$51	$(8)
Investment and derivative (gains) losses (1)	(1)	(4)	—	(1)	(9)	8	(6)	(25)	19
Adjusted operating income before income taxes	10	7	9	11	8	2	37	26	11
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$10	$7	$9	$11	$8	$2	$37	$26	$11

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$18	$(190)	$16	$50	$8	$10	$(106)	$20	$(126)
Other	—	(2)	2	—	3	(3)	—	10	(10)
Adjusted operating income (loss) before income taxes	18	(192)	18	50	11	7	(106)	30	(136)
Notable items (2)	—	222	—	—	—	—	222	40	182
Adjusted operating income (loss) excluding notable items, before income taxes	$18	$30	$18	$50	$11	$7	$116	$70	$46

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$133	$132	$109	$74	$79	$54	$448	$299	$149
Investment and derivative losses (1)	10	7	8	14	16	(6)	39	47	(8)
Change in fair value of funds withheld embedded derivatives (1)	(20)	(18)	—	—	—	(20)	(38)	—	(38)
Investment income - non-operating funds withheld at interest	—	19	(1)	2	1	(1)	20	(1)	21
Investment (income) loss on unit-linked variable annuities	(1)	1	—	—	2	(3)	—	3	(3)
Interest credited on unit-linked variable annuities	1	(1)	—	—	(2)	3	—	(3)	3
Adjusted operating income before income taxes	123	140	116	90	96	27	469	345	124
Notable items (2)	—	(24)	—	—	—	—	(24)	2	(26)
Adjusted operating income excluding notable items, before income taxes	$123	$116	$116	$90	$96	$27	$445	$347	$98

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Prior Year	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	Quarter	2025	2024	Change
Asia Pacific Traditional
Income before income taxes	$118	$140	$102	$106	$59	$59	$466	$279	$187
Other	(1)	(2)	2	—	4	(5)	(1)	3	(4)
Adjusted operating income before income taxes	117	138	104	106	63	54	465	282	183
Notable items (2)	—	(1)	—	—	—	—	(1)	95	(96)
Adjusted operating income excluding notable items, before income taxes	$117	$137	$104	$106	$63	$54	$464	$377	$87

Asia Pacific Financial Solutions
Income (loss) before income taxes	$53	$87	$89	$31	$1	$52	$260	$49	$211
Investment and derivative (gains) losses (1)	54	(8)	(21)	25	96	(42)	50	331	(281)
Other	(20)	(8)	9	3	(32)	12	(16)	(125)	109
Adjusted operating income before income taxes	87	71	77	59	65	22	294	255	39
Notable items (2)	—	—	—	—	—	—	—	9	(9)
Adjusted operating income excluding notable items, before income taxes	$87	$71	$77	$59	$65	$22	$294	$264	$30

Corporate and Other
Loss before income taxes	$(122)	$(61)	$(21)	$(119)	$(263)	$141	$(323)	$(546)	$223
Investment and derivative losses (1)	48	(11)	(5)	50	180	(132)	82	356	(274)
Investment income - non-operating funds withheld at interest	—	—	1	(1)	—	—	—	—	—
Interest expense on uncertain tax positions	—	—	—	—	1	(1)	—	1	(1)
Derivatives - interest credited	—	—	(3)	5	(2)	2	2	(2)	4
Other	16	14	(4)	(5)	13	3	21	20	1
Adjusted operating loss before income taxes	(58)	(58)	(32)	(70)	(71)	13	(218)	(171)	(47)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(58)	$(58)	$(32)	$(70)	$(71)	$13	$(218)	$(171)	$(47)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2025	2025	2025	2025	2024

RGA, Inc. shareholders’ equity	$13,461	$12,978	$12,053	$11,402	$10,816
Less effect of AOCI:
Accumulated currency translation adjustments	121	83	130	(8)	(19)
Unrealized (depreciation) appreciation of securities	(4,807)	(4,199)	(4,897)	(4,443)	(4,526)
Effect of updating discount rates on future policy benefits	7,372	6,682	6,533	5,702	5,412
Change in instrument-specific credit risk for market risk benefits	2	1	3	6	2
Pension and postretirement benefits	(6)	(15)	(17)	(19)	(20)
RGA, Inc. shareholders’ equity, excluding AOCI	10,779	10,426	10,301	10,164	9,967
Year-to-date notable items, net of tax	114	114	—	—	168
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$10,893	$10,540	$10,301	$10,164	$10,135

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2025	2025	2025	2025	2024

Book value per share	$205.63	$197.52	$182.37	$172.53	$164.19
Less effect of AOCI:
Accumulated currency translation adjustment	1.85	1.27	1.96	(0.12)	(0.27)
Unrealized (depreciation) appreciation of securities	(73.42)	(63.89)	(74.10)	(67.24)	(68.73)
Effect of updating discount rates on future policy benefits	112.61	101.69	98.85	86.28	82.16
Change in instrument-specific credit risk for market risk benefits	0.03	0.01	0.05	0.09	0.03
Pension and postretirement benefits	(0.10)	(0.23)	(0.26)	(0.28)	(0.31)
Book value per share, excluding AOCI	$164.66	$158.67	$155.87	$153.80	$151.31
Less effect of B36:	(0.84)	(1.16)	(0.76)	(0.80)	(0.66)
Book value per share, excluding AOCI and B36	$165.50	$159.83	$156.63	$154.60	$151.97

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (the “Company”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of the Company and its subsidiaries.
Non-GAAP Financial Measures
The Company discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of the Company’s operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
•substantially all of the effect of net investment related gains and losses;
•changes in the fair value of embedded derivatives;
•changes in the fair value of contracts that provide market risk benefits;
•non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within adjusted claims and other policy benefits over the estimated lives of the contracts);
•any net gain or loss from discontinued operations;
•the cumulative effect of any accounting changes;
•the impact of certain tax-related items; and
•any other items that the Company believes are not indicative of the Company’s ongoing operations;

as any of the above items can be volatile and may not reflect the underlying performance of the Company’s businesses. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and is presented in our financial statement footnotes in accordance with ASC 280 – “Segment Reporting.” Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.

2. Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items. Notable items are items that the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews.

3. Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4.     Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on the Company’s investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:

•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items;
•Shareholders’ average equity position excluding AOCI, B36 and notable items;
•Book value per share, excluding AOCI and B36; and

5. Adjusted operating return on equity and adjusted operating return on equity, excluding notable items. Adjusted operating income return on equity is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI, and adjusted operating return on equity, excluding notable items, is calculated as adjusted operating income, excluding notable items, divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:
•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document. Except as otherwise noted herein, the non-GAAP figures and reconciliations presented herein reflect the Company’s adoption of the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments (“LDTI”). For additional information regarding the Company’s adoption of LDTI, see Note 1 – “Business and Basis of Presentation” and Note 3 – “Impact of New Accounting Standard” in the notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is unable to provide reconciliations of the intermediate term targets of consolidated adjusted operating income (loss) before taxes, adjusted operating income (loss) before taxes, excluding notable items (on both a segment-level and consolidated basis), consolidated adjusted operating ROE, respectively, which are forward-looking non-GAAP financial measures, due to, among other things, the fact that these targets are a composite of our goals for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. In addition, actual performance in future periods may vary from the intermediate term target ranges for a variety of reasons, including known and unknown risk and uncertainties.

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